                                                                    EXHIBIT 99.2


[MERRILL LYNCH LOGO]         COMPUTATIONAL MATERIALS FOR
                             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                             SERIES 2005-SL3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL3



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO
                                     TRUSTEE





                               OCTOBER [27], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-SL3
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
FICO SCORE                  FULL DOC      LIMITED (LIV) DOC   STATED (NIV) DOC   ALL DOCS     WAC        AVG PRIN BAL   CURRENT LTV
-----------------------------------------------------------------------------------------------------------------------------------
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550                   0.00%              0.00%              0.00%          0.00%       0.000%               -          0.00%
551 TO 600                   3.01%              0.00%              0.18%          3.19%      10.872%       35,472.74         98.68%
601 TO 650                  21.05%              0.60%             14.66%         36.31%      10.563%       41,988.66         98.47%
651 TO 700                   9.46%              0.34%             23.24%         33.04%       9.761%       51,952.23         96.99%
701 TO 750                   5.53%              0.13%             13.51%         19.17%       8.985%       50,713.55         95.99%
751 TO 800                   2.86%              0.01%              5.02%          7.89%       8.686%       43,701.05         94.03%
801 TO 850                   0.21%              0.00%              0.20%          0.41%       8.321%       33,517.17         94.87%
TOTAL                       42.12%              1.08%             56.80%        100.00%       9.848%       46,270.18         97.15%
------------------------------------------------------------------------------------------------------------------------------------





LTV & FICO
--------------------------------------------------------------------------------------------------------------------------------
CURRENT LTV             FICO <500          501-550          551-600        601-650     651-700          701-750      751-800
--------------------------------------------------------------------------------------------------------------------------------

(10 increment)

0.01 TO 10.00

10.01 TO 20.00                              0.00%            0.00%          0.00%        0.00%            0.00%        0.01%

20.01 TO 30.00                              0.00%            0.00%          0.00%        0.00%            0.00%        0.00%

30.01 TO 40.00                              0.00%            0.00%          0.01%        0.02%            0.00%        0.01%

40.01 TO 50.00                              0.00%            0.00%          0.01%        0.06%            0.01%        0.03%

50.01 TO 60.00                              0.00%            0.01%          0.05%        0.06%            0.04%        0.03%

60.01 TO 70.00                              0.00%            0.01%          0.05%        0.22%            0.13%        0.08%

70.01 TO 80.00                              0.00%            0.03%          0.21%        0.81%            0.65%        0.36%

80.01 TO 90.00                              0.00%            0.12%          0.90%        2.75%            2.82%        1.84%

90.01 TO 100.00                             0.00%            3.02%         35.08%       29.11%           15.51%        5.54%

TOTAL                                       0.00%            3.19%         36.31%       33.04%           19.17%        7.89%
--------------------------------------------------------------------------------------------------------------------------------


LTV & FICO
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT LTV           801-850    TOTAL      AVG PRIN BAL      WAC        GROSS MARGIN       LIMITED (LIV) DOC   TATED (NIV) DOC
-----------------------------------------------------------------------------------------------------------------------------------

(10 increment)

0.01 TO 10.00

10.01 TO 20.00         0.00%      0.01%     19,931.19        6.800             -                        -                     -

20.01 TO 30.00         0.00%      0.00%             -            -             -                        -                     -

30.01 TO 40.00         0.00%      0.03%     25,787.92        7.858             -                        -             17,734.57

40.01 TO 50.00         0.00%      0.11%     69,598.29        7.139             -                        -            124,685.92

50.01 TO 60.00         0.00%      0.18%     57,894.82        8.792             -                        -            427,511.59

60.01 TO 70.00         0.00%      0.50%     67,593.24        8.072             -                        -          1,307,861.97

70.01 TO 80.00         0.01%      2.07%     60,857.13        7.604             -                        -          3,783,424.42

80.01 TO 90.00         0.12%      8.55%     36,371.62        9.028             -               141,858.13         19,160,267.83

90.01 TO 100.00        0.28%     88.54%     47,138.97        9.997             -             3,933,859.38        188,734,136.21

TOTAL                  0.41%    100.00%     46,270.18        9.848             -             4,075,717.51        213,555,622.51
------------------------------------------------------------------------------------------------------------------------------------






PRIN BALANCE & FICO
-----------------------------------------------------------------------------------------------------------------------------------
PRIN BALANCE              FICO <=500    501-550        551-600       601-650      651-700        701-750    751-800       801-850
-----------------------------------------------------------------------------------------------------------------------------------

(50,000 increments)

1 TO 50,000                               0.00%         2.24%         18.99%       11.36%         6.90%      3.45%         0.30%

50,001 TO 100,000                         0.00%         0.71%         13.66%       15.15%         7.62%      3.35%         0.08%

100,001 TO 150,000                        0.00%         0.19%          3.39%        5.41%         3.49%      0.65%         0.03%

150,001 TO 200,000                        0.00%         0.04%          0.22%        0.74%         0.85%      0.38%         0.00%

200,001 TO 250,000                        0.00%         0.00%          0.05%        0.24%         0.30%      0.06%         0.00%

250,001 TO 300,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

300,001 TO 350,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

350,001 TO 400,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

400,001 TO 450,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

450,001 TO 500,000                        0.00%         0.00%          0.00%        0.13%         0.00%      0.00%         0.00%

500,001 TO 550,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

550,001 TO 600,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

600,001 TO 650,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

650,001 TO 700,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

700,001 TO 750,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

850,001 TO 900,000                        0.00%         0.00%          0.00%        0.00%         0.00%      0.00%         0.00%

TOTAL                                     0.00%         3.19%         36.31%       33.04%        19.17%      7.89%         0.41%
-----------------------------------------------------------------------------------------------------------------------------------



PRIN BALANCE & FICO
-----------------------------------------------------------------------------------------------------------------------
PRIN BALANCE            TOTAL    CURRENT LTV         WAC    GROSS MARGIN     LIMITED (LIV) DOC     STATED (NIV) DOC
-----------------------------------------------------------------------------------------------------------------------

(50,000 increments)

1 TO 50,000             43.24%         97.23%       9.856       -                 834,241.18          69,113,679.54

50,001 TO 100,000       40.59%         97.28%       9.848       -               1,782,615.51          98,985,061.23

100,001 TO 150,000      13.16%         97.66%       9.863       -               1,458,860.82          36,050,566.04

150,001 TO 200,000       2.23%         92.35%       9.794       -                          -           6,917,353.62

200,001 TO 250,000       0.65%         94.10%       9.557       -                          -           1,989,900.94

250,001 TO 300,000       0.00%          0.00%           -       -                          -                      -

300,001 TO 350,000       0.00%          0.00%           -       -                          -                      -

350,001 TO 400,000       0.00%          0.00%           -       -                          -                      -

400,001 TO 450,000       0.00%          0.00%           -       -                          -                      -

450,001 TO 500,000       0.13%         79.39%       8.375       -                          -             499,061.14

500,001 TO 550,000       0.00%          0.00%           -       -                          -                      -

550,001 TO 600,000       0.00%          0.00%           -       -                          -                      -

600,001 TO 650,000       0.00%          0.00%           -       -                          -                      -

650,001 TO 700,000       0.00%          0.00%           -       -                          -                      -

700,001 TO 750,000       0.00%          0.00%           -       -                          -                      -

850,001 TO 900,000       0.00%          0.00%           -       -                          -                      -

TOTAL                  100.00%         97.15%       9.848       -               4,075,717.51         213,555,622.51
-----------------------------------------------------------------------------------------------------------------------







PREPAYMENT PENALTY & FICO
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM     <=500   501-550    551-600     601-650   651-700   701-750   751-800    801-850    TOTAL   CURRENT LTV
-----------------------------------------------------------------------------------------------------------------------------------

(whatever increments)

0                                     0.00%      1.96%     23.69%     22.51%    14.77%     6.65%     0.39%     69.97%      96.32%

6                                     0.00%      0.04%      0.06%      0.02%     0.10%     0.00%     0.00%      0.22%      98.63%

12                                    0.00%      0.09%      1.31%      1.29%     0.53%     0.26%     0.01%      3.49%      98.48%

18                                    0.00%      0.00%      0.01%      0.00%     0.00%     0.00%     0.00%      0.01%      99.97%

24                                    0.00%      0.84%      8.69%      7.27%     2.85%     0.79%     0.01%     20.45%      99.61%

30                                    0.00%      0.00%      0.04%      0.01%     0.00%     0.00%     0.00%      0.05%      99.96%

36                                    0.00%      0.19%      1.97%      1.75%     0.81%     0.18%     0.00%      4.91%      98.13%

48                                    0.00%      0.00%      0.02%      0.00%     0.00%     0.00%     0.00%      0.02%      99.97%

60                                    0.00%      0.07%      0.51%      0.19%     0.10%     0.01%     0.00%      0.88%      94.60%

TOTAL                                 0.00%      3.19%     36.31%     33.04%    19.17%     7.89%     0.41%    100.00%      97.15%
-----------------------------------------------------------------------------------------------------------------------------------




PREPAYMENT PENALTY & FICO
---------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM        WAC     GROSS MARGIN     AVG PRIN BAL    LIMITED (LIV) DOC   STATED (NIV) DOC
---------------------------------------------------------------------------------------------------------------

(whatever increments)

0                              9.8289         -           43,713.47      4,075,717.51          151,812,751.85

6                             10.6863         -           83,976.54                 -              297,381.79

12                             9.9276         -           70,624.55                 -            9,208,468.17

18                             9.4900         -           55,416.54                 -                       -

24                             9.9358         -           52,059.81                 -           40,397,511.29

30                             9.5759         -           46,506.44                 -               78,448.31

36                             9.7055         -           51,107.14                 -           10,256,413.88

48                             9.2500         -           65,497.17                 -               65,497.17

60                             9.6483         -           48,513.00                 -            1,439,150.05

TOTAL                          9.8482         -           46,270.18      4,075,717.51          213,555,622.51
--------------------------------------------------------------------------------------------------------------



MORTG RATES & FICO
-----------------------------------------------------------------------------------------------------------------------------------
MORTG RATES           FICO <=500     501-550      551-600     601-650      651-700    701-750     751-800       801-850     TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

(50 bps increment)

4.501 TO 5.000                        0.00%        0.00%       0.00%        0.00%        0.01%       0.02%      0.00%      0.03%

5.001 TO 5.500                        0.00%        0.00%       0.00%        0.01%        0.09%       0.06%      0.00%      0.17%

5.501 TO 6.000                        0.00%        0.00%       0.00%        0.03%        0.31%       0.25%      0.03%      0.63%

6.001 TO 6.500                        0.00%        0.00%       0.00%        0.13%        0.57%       0.60%      0.03%      1.33%

6.501 TO 7.000                        0.00%        0.01%       0.04%        0.29%        1.07%       0.76%      0.05%      2.21%

7.001 TO 7.500                        0.00%        0.00%       0.07%        0.74%        1.38%       0.71%      0.07%      2.96%

7.501 TO 8.000                        0.00%        0.00%       0.09%        0.98%        1.72%       0.71%      0.01%      3.52%

8.001 TO 8.500                        0.00%        0.02%       0.16%        2.51%        2.70%       0.75%      0.06%      6.20%

8.501 TO 9.000                        0.00%        0.21%       1.31%        4.20%        1.41%       0.46%      0.04%      7.62%

9.001 TO 9.500                        0.00%        0.01%       1.26%        4.09%        2.51%       0.88%      0.00%      8.74%

9.501 TO 10.000                       0.00%        0.32%       7.80%       11.94%        4.06%       1.26%      0.05%     25.44%

10.001 TO 10.500                      0.00%        0.08%       6.42%        1.94%        1.08%       0.41%      0.04%      9.97%

10.501 TO 11.000                      0.00%        0.64%      14.29%        2.78%        0.85%       0.40%      0.01%     18.97%

11.001 TO 11.500                      0.00%        1.67%       1.52%        0.87%        0.51%       0.16%      0.02%      4.74%

11.501 TO 12.000                      0.00%        0.15%       1.63%        1.56%        0.31%       0.13%      0.00%      3.79%

12.001 TO 12.500                      0.00%        0.04%       0.52%        0.44%        0.44%       0.25%      0.00%      1.70%

12.501 TO 13.000                      0.00%        0.02%       0.95%        0.22%        0.14%       0.04%      0.00%      1.36%

13.001 TO 13.500                      0.00%        0.01%       0.11%        0.13%        0.00%       0.03%      0.00%      0.28%

13.501 TO 14.000                      0.00%        0.00%       0.04%        0.09%        0.01%       0.00%      0.00%      0.13%

14.001 TO 14.500                      0.00%        0.00%       0.04%        0.03%        0.00%       0.00%      0.00%      0.07%

14.501 TO 15.000                      0.00%        0.00%       0.03%        0.02%        0.01%       0.00%      0.00%      0.06%

15.001 TO 15.500                      0.00%        0.00%       0.01%        0.03%        0.00%       0.02%      0.00%      0.06%

16.001 TO 16.500                      0.00%        0.00%       0.00%        0.00%        0.00%       0.00%      0.00%      0.00%


TOTAL:                                0.00%        3.19%      36.31%       33.04%       19.17%       7.89%      0.41%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------


MORTG RATES & FICO
-------------------------------------------------------------------------------------------------------------------------
MORTG RATES              CURRENT LTV     WAC      GROSS MARGIN     AVG PRIN BAL     LIMITED (LIV) DOC      STATED (NIV) DOC
-------------------------------------------------------------------------------------------------------------------------

(50 bps increment)

4.501 TO 5.000           68.03%        4.850         -            37,989.70                     -                      -

5.001 TO 5.500           76.85%        5.199         -            53,036.56                     -             193,355.15

5.501 TO 6.000           83.45%        5.721         -            43,604.92                     -             230,839.54

6.001 TO 6.500           84.76%        6.264         -            39,708.78                     -             341,216.56

6.501 TO 7.000           90.17%        6.772         -            41,156.12                     -           1,668,364.70

7.001 TO 7.500           92.74%        7.296         -            41,891.66                     -           4,692,348.37

7.501 TO 8.000           95.26%        7.832         -            49,136.15                     -           6,887,734.70

8.001 TO 8.500           96.83%        8.338         -            48,807.92                     -           9,105,243.72

8.501 TO 9.000           97.71%        8.912         -            45,867.58                     -          12,949,805.42

9.001 TO 9.500           97.42%        9.350         -            48,566.76                     -          25,416,845.32

9.501 TO 10.000          97.81%        9.901         -            53,311.73          2,095,437.16          62,926,278.69

10.001 TO 10.500         98.00%       10.312         -            42,689.14             55,310.76          16,360,333.63

10.501 TO 11.000         98.30%       10.858         -            42,254.93          1,924,969.59          37,040,671.04

11.001 TO 11.500         98.60%       11.322         -            40,703.16                     -          10,389,572.08

11.501 TO 12.000         98.51%       11.868         -            47,805.31                     -          12,434,386.84

12.001 TO 12.500         98.18%       12.340         -            51,656.47                     -           5,848,410.58

12.501 TO 13.000         96.86%       12.895         -            36,370.36                     -           4,881,687.10

13.001 TO 13.500         96.11%       13.256         -            40,435.18                     -             976,372.71

13.501 TO 14.000         93.28%       13.811         -            44,918.78                     -             482,186.10

14.001 TO 14.500         98.48%       14.434         -            42,544.02                     -             255,264.12

14.501 TO 15.000         99.06%       14.824         -            36,623.42                     -             219,740.54

15.001 TO 15.500         95.41%       15.166         -            81,364.65                     -             244,093.94

16.001 TO 16.500         94.99%       16.500         -            10,871.66                     -              10,871.66


TOTAL:                   97.15%      9.84818         -            46,270.18          4,075,717.51         213,555,622.51
-------------------------------------------------------------------------------------------------------------------------







MORTG RATES & LTV
-----------------------------------------------------------------------------------------------------------------------------------
MORTG RATES              LTV 0-10         LTV 11-20          21-30          31-40        41-50       51-60        61-70      71-80

(50 bps increment)

4.501 to 5.000             0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.02%      0.01%

5.001 to 5.500             0.00%            0.00%            0.00%          0.00%        0.00%       0.01%        0.02%      0.10%

5.501 to 6.000             0.00%            0.00%            0.00%          0.01%        0.00%       0.02%        0.01%      0.18%

6.001 to 6.500             0.00%            0.00%            0.00%          0.01%        0.02%       0.02%        0.05%      0.34%

6.501 to 7.000             0.00%            0.01%            0.00%          0.00%        0.03%       0.01%        0.04%      0.25%

7.001 to 7.500             0.00%            0.00%            0.00%          0.00%        0.05%       0.01%        0.06%      0.23%

7.501 to 8.000             0.00%            0.00%            0.00%          0.00%        0.01%       0.00%        0.04%      0.22%

8.001 to 8.500             0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.12%      0.25%

8.501 to 9.000             0.00%            0.00%            0.00%          0.01%        0.01%       0.04%        0.04%      0.06%

9.001 to 9.500             0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.03%      0.18%

9.501 to 10.000            0.00%            0.00%            0.00%          0.01%        0.00%       0.04%        0.00%      0.11%

10.001 to 10.500           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.05%      0.06%

10.501 to 11.000           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.01%      0.05%

11.001 to 11.500           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.02%      0.01%

11.501 to 12.000           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.01%      0.01%

12.001 to 12.500           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.00%      0.01%

12.501 to 13.000           0.00%            0.00%            0.00%          0.00%        0.00%       0.03%        0.00%      0.02%

13.001 to 13.500           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.00%      0.00%

13.501 to 14.000           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.00%      0.01%

14.001 to 14.500           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.00%      0.00%

14.501 to 15.000           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.00%      0.00%

15.001 to 15.500           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.00%      0.00%

16.001 to 16.500           0.00%            0.00%            0.00%          0.00%        0.00%       0.00%        0.00%      0.00%

TOTAL:                     0.00%            0.01%            0.00%          0.03%        0.11%       0.18%        0.50%      2.07%
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

MORTG RATES & LTV
-----------------------------------------------------------------------------------------------------------------------------------
MORTG RATES               81-90     91-100     TOTAL    AVG FICO   GROSS MARGIN  AVG PRIN BAL  LIMITED (LIV) DOC  STATED (NIV) DOC

(50 bps increment)

4.501 to 5.000             0.00%     0.00%      0.03%     752           -          37,989.70              -                       -

5.001 to 5.500             0.04%     0.00%      0.17%     738           -          53,036.56              -              193,355.15

5.501 to 6.000             0.35%     0.06%      0.63%     748           -          43,604.92              -              230,839.54

6.001 to 6.500             0.49%     0.41%      1.33%     748           -          39,708.78              -              341,216.56

6.501 to 7.000             0.71%     1.17%      2.21%     736           -          41,156.12              -            1,668,364.70

7.001 to 7.500             0.56%     2.06%      2.96%     725           -          41,891.66              -            4,692,348.37

7.501 to 8.000             0.57%     2.68%      3.52%     719           -          49,136.15              -            6,887,734.70

8.001 to 8.500             0.57%     5.27%      6.20%     710           -          48,807.92              -            9,105,243.72

8.501 to 9.000             0.60%     6.87%      7.62%     679           -          45,867.58              -           12,949,805.42

9.001 to 9.500             0.89%     7.64%      8.74%     692           -          48,566.76              -           25,416,845.32

9.501 to 10.000            1.17%    24.10%     25.44%     673           -          53,311.73   2,095,437.16           62,926,278.69

10.001 to 10.500           0.93%     8.92%      9.97%     653           -          42,689.14      55,310.76           16,360,333.63

10.501 to 11.000           0.79%    18.12%     18.97%     635           -          42,254.93   1,924,969.59           37,040,671.04

11.001 to 11.500           0.42%     4.30%      4.74%     642           -          40,703.16              -           10,389,572.08

11.501 to 12.000           0.14%     3.63%      3.79%     659           -          47,805.31              -           12,434,386.84

12.001 to 12.500           0.09%     1.61%      1.70%     685           -          51,656.47              -            5,848,410.58

12.501 to 13.000           0.09%     1.22%      1.36%     641           -          36,370.36              -            4,881,687.10

13.001 to 13.500           0.04%     0.24%      0.28%     664           -          40,435.18              -              976,372.71

13.501 to 14.000           0.06%     0.07%      0.13%     664           -          44,918.78              -              482,186.10

14.001 to 14.500           0.00%     0.06%      0.07%     649           -          42,544.02              -              255,264.12

14.501 to 15.000           0.00%     0.06%      0.06%     654           -          36,623.42              -              219,740.54

15.001 to 15.500           0.03%     0.04%      0.06%     713           -          81,364.65              -              244,093.94

16.001 to 16.500           0.00%     0.00%      0.00%     644           -          10,871.66              -               10,871.66

TOTAL:                     8.55%    88.54%    100.00%     672           -          46,270.18   4,075,717.51          213,555,622.51
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